Exhibit 10.9

SUPPLEMENT TO ADVANCES, COLLATERAL PLEDGE

AND SECURITY AGREEMENT—FINANCIAL COVENANTS

THIS SUPPLEMENT TO ADVANCES, COLLATERAL PLEDGE AND SECURITY AGREEMENT—FINANCIAL COVENANTS (“Financial Covenants Supplement”), dated as of July 16, 2014 between the FEDERAL HOME LOAN BANK OF CHICAGO, with its principal office located at 200 East Randolph Drive, Chicago, Illinois 60601 (“Bank”), RWT FINANCIAL, LLC, a Delaware limited liability company authorized by the Delaware Insurance Commissioner as a special purpose captive insurance company pursuant to a Certificate of Authority dated April 24, 2014 (“Member”) organized under the laws of Delaware and having its chief executive office at 155 South Wacker Drive, Suite 4250, Chicago, Illinois 60606, and REDWOOD TRUST, INC., a corporation (“Company”) organized under the laws of Maryland, and having its chief executive office at One Belvedere Place, Suite 300, Mill Valley, California 94941.

WHEREAS, Company is the parent company of Member; and

WHEREAS, Member and Bank have entered into an Advances, Collateral Pledge, and Security Agreement, dated July 16, 2014, (“Agreement”), which remains in full force and effect; and

WHEREAS, Company has guaranteed payment of all of Member’s present and future obligations and liabilities of any kind to Bank pursuant to the Guaranty, dated July 16, 2014; and

WHEREAS, Company acknowledges that it will benefit from Bank entering into transactions with Member pursuant to the Agreement;

WHEREAS, Company and Member acknowledge that Company’s financial condition will be considered by the Bank when entering into any transactions with Member.

NOW THEREFORE, Company, Member and Bank agree as follows:

Section 1.01. DEFINITIONS. Unless otherwise defined herein, terms defined in the Agreement will have such defined meanings when used herein. Terms defined herein will have such meanings for purposes of this Financial Covenants Supplement. To the extent a term, as defined in this Financial Covenants Supplement, is used in the Agreement, the definition in the Financial Covenants Supplement will control as regards the Company.

(a) “Cash Equivalent” means cash, U.S. Treasury Securities, debt or mortgage-backed securities (including participation certificates) issued by Federal Home Loan Mortgage Corporation or Federal National Mortgage Association, obligations guaranteed by Government National Mortgage Association, consolidated obligations of the Federal Home Loan Bank System and/or obligations issued or guaranteed by the United States or an agency thereof, any money market fund rated “AAA” or a comparable rating by a NRSRO, and any other securities as may be specified from time to time in the Credit Policy.

Section 2.01  FINANCIAL COVENANTS.

(a) Company covenants and agrees that at any time Member has any Indebtedness that remains unpaid, that:

(i) The ratio of the sum of Company’s total liabilities, but excluding non-recourse debt, to the stockholders’ equity, as such amounts are reflected on Company’s most recent unaudited quarterly financial statements or audited annual financial statements, as applicable, in each case prepared in accordance with generally accepted accounting principles (“GAAP”), is equal to or less than 5.00:1.00.

(ii)  Company has unencumbered Cash Equivalents in an amount of not less than $20,000,000.

(iii)  Company has not been granted, nor has requested, a waiver of default from any creditor due to Company’s suspension of payment to any creditor of material sums due or the occurrence of any event which results (or which the giving of notice or passage of time, or both, will result) in another creditor having the right to accelerate the maturity of any indebtedness of Company under any security agreement, indenture, loan agreement, instrument.

(b)  (i) Company shall deliver to the Bank, in form and substance substantially similar to Schedule A attached hereto, within seven (7) calendar days after the last day of each quarter a certification signed by an authorized signer stating whether Company has been in compliance throughout the applicable quarter, whether Company remains in compliance with the financial covenants set forth in Section 2.01(a)(i) and (ii) of this Financial Covenants Supplement and whether there had been any material changes to any financial covenants similar to the types of financial covenants set forth in Section 2.01(a)(i) and (ii) (such changes causing more stringent terms) between Company and any creditor and if so, a summary of such material adverse changes; (ii) Company shall deliver to the Bank within seven (7) calendar days after the filing of Company’s quarterly financial statements on Form 10-Q or annual financial statements on Form 10-K, as applicable, a schedule identifying unencumbered assets and recourse versus non-recourse liabilities in a consolidating format. Notwithstanding the foregoing quarterly certification requirement set forth in 2.01(b)(i), if Company, at any time intra-quarter, is not in compliance with the financial covenants set forth in Section 2.01(a)(i) and (ii), Company shall promptly notify Bank.

Section 3.01  GENERAL REPRESENTATIONS AND WARRANTIES BY COMPANY. Company hereby represents, warrants and covenants that, as of the date hereof and hereafter:

(a) Company is not, and neither the execution of nor performance of any obligations of Company under this Financial Covenants Supplement shall, with the passage of time, the giving of notice or otherwise, cause Company to be in violation of its charter or articles of incorporation, by-laws, any applicable law or any material administrative regulation; provided, however, that violation of such material administrative regulation shall not include any regulatory violation that does not adversely impact the ability of Company to perform its obligations under this Financial Covenants Supplement or the Guaranty;

(b) Company has full corporate power and authority and has received all corporate and governmental authorizations and approvals as may be required to enter into and perform the obligations under this Financial Covenants Supplement;

(c) The information given by Company in any document provided in connection with its obligations under this Financial Covenants Supplement is true, accurate and does not contain a material misstatement;

(d) Company shall notify the Bank immediately upon the filing of any current report on Form 8-K that reports a material adverse event affecting Company or its business or operations; and

(e) Company and the Bank consent to the recording of telephone conversations in connection with this Financial Covenants Supplement.

Section 3.02 MISCELLANEOUS.

(a) Sections 5.04 and 5.08 of the Agreement are hereby fully incorporated into, and made a part of this Financial Covenants Supplement, except that for purposes of this Financial Covenants Supplement only, in Sections 5.04 and 5.08 every reference to “Member” is changed to “Company” and every reference to “Agreement” is changed to “Financial Covenants Supplement.”

(b) Section 5.05 of the Agreement is hereby fully incorporated into, and made a part of this Financial Covenants Supplement, except that for purposes of this Financial Covenants Supplement only, in Section 5.05 every reference to “Member” is changed to “Company,” except for the reference to the Member’s DID Account which remains as is, and every reference to “Agreement” is changed to “Financial Covenants Supplement.”

(c) For purposes of this Financial Covenants Supplement, documents and electronic records shall be deemed signed by Company when a signature or an electronic signature of an authorized signatory or an authorized facsimile thereof appears on or is associated with the document or electronic record. The Bank may rely on any signature or facsimile thereof which reasonably appears to the Bank to be the signature of an authorized person, including signatures appearing on documents transmitted electronically to and reproduced mechanically at the Bank. The secretary or an assistant secretary of Company shall from time to time furnish to the Bank, on forms provided by the Bank, a certificate detailing the persons then authorized to act for and on behalf of Company in accordance with this Financial Covenants Supplement together with specimen signatures or specimen electronic signatures of such persons. Such certifications are incorporated herein and made a part of this Financial Covenants Supplement and shall continue in effect until expressly revoked in writing by Company notwithstanding that subsequent certifications may authorize additional persons to act for and on behalf of Company.

(d) This Financial Covenants Supplement shall be binding upon and inure to the benefit of the successors and permitted assigns of Company, Member and Bank.

(e) This Financial Covenants Supplement embodies the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes all prior agreements between such parties which relate to such subject matter.

(f) The captions and headings in this Financial Covenants Supplement are for convenience only and shall not be considered as part of or affect the construction or interpretation of any provision of this Financial Covenants Supplement.

(g) All representations, warranties, and covenants by Company contained in this Financial Covenants Supplement or made in writing in any certificate or other writing required to be delivered pursuant to the terms of this Financial Covenants Supplement, shall, at the time made, be true, accurate and complete in all material respects.

(h) NOTICES.  Any notice, advice, request, consent, or direction given, made, or withdrawn pursuant to this Financial Covenants Supplement shall be given in writing or by an electronic transmission in such form and provided in accordance with such security procedures or similar protocols as may be established by the Bank, and must be delivered by: (a) hand delivery; (b) certified mail, return receipt requested; (c) internationally recognized overnight courier service, or (d) electronically, to the other party’s respective address given below:

If to Company:	Redwood Trust, Inc.
One Belvedere Place, Suite 300
Mill Valley, California 94941
Attention: Secretary
email: notices@redwoodtrust.com

and to:	Redwood Trust, Inc.
One Belvedere Place, Suite 300
Mill Valley, California 94941
Attention: Treasurer
email: notices@redwoodtrust.com

With a copy to:	Kaye Scholer LLP
3 First National Plaza
70 West Madison Street, Suite 4200
Chicago, Illinois 60602
Attention: Daniel J. Hartnett
email: daniel.hartnett@kayescholer.com

If to Bank:	Federal Home Loan Bank of Chicago
200 E. Randolph Drive, 18th Floor
Chicago, Illinois 60601
Attention: Credit Department
Email: membernotices@fhlbc.com

All notices, except for electronic notices, shall be deemed to have been delivered when the notice is either refused to be accepted or is received by the party to whom the notice is directed. Notices sent electronically shall be deemed delivered on the same business day on which it is sent electronically (or on the next business day, if such notification is sent out after 5:00 p.m. recipient’s time).

IN WITNESS WHEREOF, Company, the Member and the Bank have caused this Financial Covenants Supplement to be signed in their names by their duly authorized officers as of the date first above mentioned.

RWT FINANCIAL, LLC

By: /s/ Christopher J. Abate

Title: Chief Financial Officer	Member Number:	03024-7

REDWOOD TRUST, INC.

By: /s/ Christopher J. Abate

Title: Chief Financial Officer

FEDERAL HOME LOAN BANK OF CHICAGO

By: /s/ Michelle Jonson		By: /s/Agnes Hardison

Name: Michelle Jonson		Name: Agnes Hardison
Title: Senior Vice President		Title: Senior Vice President

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